UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 12, 2008
Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19028	23-2254643

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
232 East Street
Bloomsburg, PA 17815
(Address of principal executive offices)
570-784-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On December 9, 2008, the registrant’s Board of Directors approved 2009 salaries for the following officers:
•	Lance O. Diehl, President and Chief Executive Officer $190,000 from $150,000.

•	Edwin A. Wenner, Chief Operating Officer $140,000 from $125,000. In addition, the Board approved the purchase of a Company provided vehicle for Mr. Wenner.

•	Paul K. Page, Chief Lending Officer of First Columbia Bank & Trust Co., $130,000 from $120,000.
     On December 9, 2008, the registrant’s Board of Directors approved executive bonuses to Mr. Diehl, Mr. Wenner, and Mr. Page primarily as additional remuneration for merger related duties. Mr. Diehl will receive a bonus of $35,000, Mr. Wenner $25,000, and Mr. Page $20,000.
     On December 9, 2008, the registrant’s Board of Directors approved additional Board fees in the amount of $25,000 to Chairman of the Board Glenn E. Halterman for merger related involvement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2008	CCFNB Bancorp, Inc.
	By:	/s/ Jeffrey T. Arnold
	Name:	Jeffrey T. Arnold, CPA, CIA
	Title:	Chief Financial Officer

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